J. P. MORGAN SERIES TRUST II

JPMorgan Bond Portfolio
JPMorgan International Equity Portfolio
JPMorgan Mid Cap Value Portfolio
JPMorgan Small Company Portfolio
JPMorgan U.S. Large Cap Core Equity Portfolio

Supplement dated November 15, 2007 to the Portfolio’s
Statement of Additional Information dated May 1, 2007

The following replaces the information for the Bond Portfolio under “Other Accounts Managed” on pages 65 and 66 of the Statement of Additional Information:

Other Accounts Managed (As of December 31, 2006)

	Non-Performance Based Fee Advisory Accounts
	Registered Investment Companies			Other Pooled Investment Vehicles			Other Accounts
	Number of Accounts	Total Assets		Number of Accounts	Total Assets		Number of Accounts	Total Assets
Bond Portfolio
Timothy Neumann, Managing Director	7	$4,695	million	7	$3,455	million	56	$8,285	million

	Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Bond Portfolio
Timothy Neumann, Managing Director	0	0	0	0	0	0

In addition, the following replaces the information for the Bond Portfolio under “Ownership of Securities” on page 68 of the Statement of Additional Information:

Aggregate Dollar Range of Securities in the Portfolio(1)
Name of Portfolio/ Portfolio Manager(s)	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Bond Portfolio
Timothy Neumann, Managing Director	X

(1)	None of the portfolio managers beneficially owned securities of the Portfolios which are currently held exclusively through insurance company separate accounts or eligible qualified plans.

The following replaces the information under “CUSTODIAN” on page 71 of the Statement of Additional Information:

Pursuant to the Global Custody and Fund Accounting Agreement with JPMorgan Chase Bank, N.A., 4 Chase MetroTech Center, Brooklyn, NY 11245, the JPMorgan Chase Bank, N.A. serves as the Custodian and Fund Accounting Agent for each Portfolio and is responsible for holding portfolio securities and cash and maintaining the books of account and records of portfolio transactions. JPMorgan Chase Bank, N.A. is an affiliate of the Advisers.

SUP-SAI-BOND-1107

With respect to fund accounting services, the following schedule shall be employed in the calculation of the fees payable for the services provided under the Global Custody and Fund Accounting Agreement. For purposes of determining the asset levels at which a fee applies, assets for that fund type across the entire JPMorgan Funds Complex (which shall be defined to include any 1940 Act fund, commingled funds or Rule 3c-7 fund which is advised or subadvised by an entity which is a subsidiary of JPMorgan & Co.) shall be used.

U.S. Equity Funds: 0.0085% of the first $12.5 billion 0.0050% on the next $7.5 billion 0.0035% on the next $10 billion 0.0025% for such assets over $30 billion

U.S. Fixed Income Funds: 0.0090% of the first $12.5 billion 0.0050% on the next $7.5 billion 0.0035% on the next $10 billion 0.0020% for such asset over $30 billion

International Funds: 0.02% of the first $12.5 billion 0.0175% for such assets over $12.5 billion or (b) the applicable per account minimum charge. The minimum total annual fund accounting charge per portfolio is:

$20,000 for U.S equity and U.S. fixed income funds $25,000 for International funds

For custody services, each Portfolio pays to JPMorgan Chase Bank, N.A. annual safekeeping fees of between 0.001% and 0.60% of the value of the asset held by the custodian (depending on the domicile in which the asset is held), calculated monthly in arrears, and fees between $4.50 and $150 for securities trades (depending on the domicile in which the trade is settled) and $5 for cash transactions. JPMorgan Chase Bank, N.A. is also reimbursed for its reasonable out-of-pocket or incidental expenses, including, but not limited to, legal fees.

JPMorgan Chase Bank, N.A. also is paid $15, $35 or $60 per proxy (depending on the country where the issuer is located) for its service which helps facilitate the voting of proxies throughout the world.

In addition, JPMorgan Chase Bank, N.A. provides derivative servicing with respect to swaps, swaptions and bond and currency options. The fees for these services include a transaction fee of up to $40 per new contract, a fee of up to $10 per contract amendment (including transactions such as trade amendments, cancellations, terminations, novations, option exercises, option expiries, maturities or credit events) and a daily fee of up to $0.40 per contract per day for position management services.

The fourth paragraph under “Net Asset Value” on page 78 of the Statement of Additional Information is replaced with following:

Swaps shall generally be valued by a Board approved independent or affiliated pricing service or at an evaluated price provided by a counterparty or third-party broker. Certain swaps, in accordance with the Portfolios’ pricing procedures, may be valued by JPMorgan Worldwide Securities Services Global Derivatives Services (“GDS”), a service offering within JPMorgan Chase Bank, N.A., an affiliate of the Portfolios’ Adviser. This product is supplied to other affiliated and non-affiliated entities for pricing purposes and the Portfolios are charged rates that are comparable to those charged to other affiliated or non-affiliated entities. The swap valuation prices provided by GDS to the Portfolios are the same prices that are provided to other affiliated and non-affiliated entities. Futures, options and other derivatives are valued on the basis of available market quotations.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT
WITH THE STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE